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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 29, 2004



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                                      0-21487                                    13-3904147
    (State or other
    jurisdiction of                               (Commission File                              (IRS Employer
     incorporation)                                   Number)                                Identification No.)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (212) 876-4747



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEMS 1 THROUGH 6 AND 8 THROUGH 11.  NOT APPLICABLE.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits


         The following exhibits are filed as part of this Report:


         99.1 Press release, dated January 29, 2004, which, among other things, highlights the Company's financial results for the quarter ended December 31, 2003.



ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 29, 2004, Carver Bancorp, Inc. issued a press release reporting financial results for the third quarter of the fiscal year ending March 31, 2004. The full text of the press release is attached as Exhibit 99.1 to this Report.

         The information provided pursuant to this Form 8-K shall not be deemed incorporated by reference by any general statement incorporating by reference this Form 8-K into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under such Acts.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       CARVER BANCORP, INC.


                                       By: /s/ Deborah C. Wright
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                                           Deborah C. Wright
                                           President and Chief Executive Officer


Dated:  January 29, 2003

                                  EXHIBIT INDEX

      EXHIBIT NO.                                    DESCRIPTION
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         99.1                                        Press release, dated January 29, 2004, which, among other
                                                     things, highlights the Company's financial results for the quarter ended December 31, 2003.